COMMON STOCK	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Equity [Abstract]
COMMON STOCK	4. COMMON STOCK Common Stock March 31, 2025 and 2024 As of March 31, 2025 and 2024, the Company did not issue any common stocks during the periods.

3. CAPITAL STOCK

Preferred Stock December 31, 2024 and 2023

As of December 31, 2024, the Company had a total of 34,853 shares of Series C Preferred Stock outstanding with a fair value of $3,485,313, and a stated face value of one hundred dollars ($100) per share which are convertible into shares of fully paid and non-assessable shares of common stock of the Company. The holder of the Series C preferred stocks is entitled to receive dividends pari passu with the holders of common stock, except upon liquidation, dissolution and winding up of the Corporation. The holder has the right, at any time, at its election, to convert shares of Series C Preferred Stock into common stock at a conversion price of $0.0014 and has no voting rights.

Common Stock December 31, 2024 and 2023

During the years ended December 31, 2024 and 2023, the Company did not issue any common stocks.

On September 18, 2023, the Corporation entered into an agreement with certain shareholders who agreed to surrender for cancellation, an aggregate of 527,334 shares of common stock of the Corporation (the “Surrendered Shares”) which they own. The Surrendered Shares were cancelled and returned to the status of authorized and unissued shares of common stock of the Corporation on October 25, 2023.